Earnings Conference Call Third Quarter 2015 Exhibit 99.2

Cautionary Statement Information Current as of October 27, 2015 Except as expressly noted, the information in this presentation is current as of October 27, 2015 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8- K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today’s Call ▪ Financial Performance ▪ Operational Update ▪ Economy and Customers ▪ Strategic Initiatives ▪ Financial Update ▪ Regulatory Update 3

NI in millions Q3 2014 Q3 2015 Net Income $39 $36 Diluted EPS $0.47 $0.40 2014 EPS $2.18 2015E EPS $2.05 - $2.20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4: $0.59 - $0.74 Third Quarter 2015 Earnings Results 4

Accomplishments and Operational Update 5

Economic Update (1) State of Oregon Employment Department (2) Net of approximately 1.5% of energy efficiency Economic Update ▪ Oregon's annual job growth reached a 10-year high in August, expanding by more than 60,000 jobs over past 12 months(1). ▪ Unemployment of 5.4 percent in our operating area, below Oregon and slightly above U.S. ▪ Energy deliveries, weather adjusted, were down 1.1 percent for the third quarter and up 2.8 percent year-to-date 2015 vs. 2014. ▪ Average customer count increased approximately 1 percent over past year. ▪ Weather-adjusted 2015 load growth of approximately 2 percent(2). 6

New Generation: Baseload Resource Carty CapEx: $450M Carty Generating Station Project Location Boardman, OR Capacity / Fuel 440 MW / Natural Gas Technology Mitsubishi Turbine EPC Contractor Abener/Abengoa Estimated In-Service Date Q2 2016 Customer Price Impact 3.1 percent* Project Update Overall construction ~70% complete; including assembly of Heat Recovery Steam Generator and hydrostatic testing. 2013 2014 2015 2016 7 * This includes the cost of Carty net of certain customer credits.

Estimated Capital Expenditures (1) Consists of ongoing CapEx and hydro relicensing per the Quarterly Form 10-Q filed on October 27, 2015, amounts exclude AFDC ▪ New customer information and meter data management replacement project has been launched. ▪ Management continues to evaluate incremental reliability and efficiency investments in our operations and fuel supply management that provide value to customers. 1 8 $580 $431 $366 $296 $281 Current Capital Outlook

2016 Integrated Resource Plan IRP Process Timeline 2015 Develop IRP / Public Process 2016 File IRP 2017 Acknowledgement from OPUC expected and RFP process commences Areas of Focus ▪ Energy efficiency and demand side actions ▪ Evaluation of carbon emissions and the Clean Power Plan ▪ Energy and capacity needs ▪ Boardman replacement ▪ 2020 Renewable Portfolio Standard requirement of 20% ▪ Other topics 9

Third Quarter 2015 Financial Results NI in millions Q3 2014 Q3 2015 Net Income $39 $36 Diluted EPS $0.47 $0.40 Key Quarter over Quarter EPS Drivers Additions of Tucannon River, Port Westward 2 in customer prices and Carty AFDC  Miscellaneous expenses not included in prices  Increase in common share count due to timing of forward equity sale  10

Q3 2015 Sources of Power Total Revenues and Net Variable Power Costs in millions Q3 2014 Q3 2015 Total Revenues $484 $476 Purchased Power & Fuel $202 $181 Less: Wholesale Sales $(39) $(29) Net Variable Power Costs $163 $152 33% 22% 8% 11% 26% 22% 26% 10% 30% Coal Natural Gas Hydro Wind Purchased Power Q3 2014 Sources of Power 12% 11

Operating Expenses In Millions Q3 2014 Q3 2015 Generation, Transmission & Distribution $60 $64 Administrative & Other $54 $59 Total O&M $114 $123 Depreciation & Amortization $76 $76 Interest Expense, Net $23 $28 Other Income, Net $12 $4 Income Taxes $16 $8 12

General Rate Case - 2016 Test Year Rate Case Settlement Revenue increase: $13 Million Projected average price increase: 0.7% Return on Equity (ROE): 9.6% Cost of Capital: 7.52% Capital Structure: 50% debt, 50% equity Rate Base: $4.4 Billion Annual Revenue Increase As Filed 2/12/2015 Stipulation and Updates through 7/15/2015 Additional Stipulations and Updates through 10/1/2015 As Revised 10/1/2015 Carty (annualized) $83 $2 $(1) $84 Base Business Needs $39 $(21) $(33) $(15) Supplemental Tariff Updates $(56) $(6) $6 $(56) Annual Revenue Net Increase (annualized) $66 $(25) $(28) $13 13 Updates to power costs and cost of debt will be finalized in November 2015 and may further change the amounts shown in the table above. Regulatory review of the 2016 GRC will continue, with a final order expected to be issued by the OPUC by December 2015.

Liquidity and Financing Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A1 A3 Stable Total Liquidity as of 9/30/2015(in millions) Credit Facilities $ 635 Commercial Paper -- Letters of Credit $ (96) Cash $ 92 Available $ 631 2015 Financing Activity Q1 2015 Q2 2015 Q3 2015 Bank Loan $305 million repaid in full First Mortgage Bonds $75 million issued $70 million issued $70 million matured $67 million redeemed Settle Equity Forward $271 million received 14

Guidance 2015 EPS Guidance: $2.05-$2.20 ▪ Annual weather adjusted load growth of approximately 2% over 2014, excluding one large paper customer; ▪ Below average hydro conditions for the year; ▪ Normal thermal plant and wind operations for the remainder of the year; ▪ Depreciation and amortization expense between $300 and $310 million; and, ▪ Capital expenditures of $580 million. 15